Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Patricia Madaris, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the quarterly report on Form 10-Q of Liberty Star Uranium & Metals Corp. for the period ended October 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Liberty Star Uranium & Metals Corp.

Dated: December 16, 2024

By:	/s/ Patricia Madaris
Patricia Madaris,
Interim Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer and Principal Accounting Officer)